Acquisitions - Pro Forma Information (Details) - USD ($)		12 Months Ended
		Dec. 31, 2014	Dec. 31, 2013
Pro Forma Information
Revenue		$ 11,819,002	$ 11,808,419
Net income (loss)	[1]	(5,663,596)	(4,964,006)
Net income (loss) attributable to Talon Real Estate Holding Corp. (TREHC)		$ (3,905,478)	$ (3,549,029)
Income (Loss) per share, basic		$ (0.25)	$ (0.23)
Income (Loss) per share, diluted		$ (0.25)	$ (0.23)
Basic weighted average shares outstanding		15,915,380	15,281,886
Diluted weighted average shares outstanding		15,915,380	15,281,886

[1]	Net income (loss) includes the effects of depreciation and amortization expense of $5,114,679 and $5,402,503 for the years ended December 31, 2014 and 2013, respectively, based on allocations of the purchase price from management's assessment of the fair value of tangible and intangible assets and any assumed liabilities in connection with the acquisitions.